MAY 27, 2021

SUPPLEMENT TO

COMBINED STATEMENT OF ADDITIONAL INFORMATION

FOR THE HARTFORD MUTUAL FUNDS II, INC.

DATED MARCH 1, 2021

This Supplement contains new and additional information and should be read in connection with your Statement of Additional Information (“SAI”).

Effective immediately, the following information is added to the end of the section entitled “Investment Management Arrangements.”

Effective May 1, 2021, the fund accounting fee schedule as set forth in the fund accounting agreement by and between the Company, on behalf of the Funds, and HFMC, and as described above was revised.  Effective May 1, 2021, the fund accounting fee for each Fund shall equal the greater of: (A) the sum of (i) the sub-accounting fee payable by HFMC with respect to the Fund; (ii) the fee payable for tax preparation services for the Fund; and (iii) the amount of expenses that HFMC allocates for providing the fund accounting services to the Fund; plus a target profit margin; or (B) $40,000 per year; provided, however, that to the extent the annual amount of the fund accounting fee exceeds 0.02% of the Fund’s average net assets (calculated during its current fiscal year), HFMC shall waive such portion of the fund accounting fee.

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR SAI FOR FUTURE REFERENCE.